Exhibit 99.1

EXECUTION VERSION

CIFC Corp.

(a Delaware corporation)

$40,000,000

8.50% Senior Notes due 2025

PURCHASE AGREEMENT

October 28, 2015

SANDLER O’NEILL + PARTNERS, L.P.

1251 Avenue of the Americas

6th Floor

New York, New York 10020

Ladies and Gentlemen:

CIFC Corp., a Delaware corporation (the “Company”), confirms its agreement with Sandler O’Neill + Partners, L.P. (the “Initial Purchaser”), with respect to the issue and sale by the Company, and the purchase by the Initial Purchaser of the principal amount set forth in Schedule A of $40,000,000 aggregate principal amount of the Company’s 8.50% Senior Notes due 2025 (the “Notes”).  The Notes are to be issued pursuant to an indenture to be dated as of November 2, 2015 (the “Indenture”) among the Company, the Guarantors (as defined herein) and U.S. Bank National Association, as trustee (the “Trustee”).

The Company and the Guarantors understand that the Initial Purchaser proposes to make an offering of the Notes on the terms and in the manner set forth herein and in the Disclosure Package (as defined herein) and agrees that the Initial Purchaser may resell, subject to the conditions set forth herein, all or a portion of the Notes to purchasers (“Subsequent Purchasers”) on the terms set forth in the Disclosure Package.  The Notes are to be offered and sold through the Initial Purchaser without being registered under the Securities Act of 1933, as amended (the “1933 Act”), in reliance upon Rule 144A (“Rule 144A”) of the rules and regulations promulgated under the 1933 Act (the “1933 Act Regulations”).  Pursuant to the terms of the Notes and the Indenture, investors that acquire Notes may only resell or otherwise transfer such Notes (a) if such Notes are hereafter registered under the 1933 Act or (b) if an exemption is available from the registration requirements of the 1933 Act.

Notes sold to qualified institutional buyers, as defined in and in reliance on Rule 144A (each, a “Qualified Institutional Buyer”), will initially be represented by beneficial interests in a single, permanent global certificate in fully registered form without interest coupons, which will be deposited with the Trustee, as custodian for, and registered in the name of a nominee of, The Depository Trust Company (“DTC”).

In connection with the sale of the Notes, the Company and the Guarantors have prepared and delivered to the Initial Purchaser copies of a preliminary offering memorandum, dated October 26, 2015 (the “Preliminary Offering Memorandum”), and the Company and the Guarantors have prepared and will deliver to the Initial Purchaser, copies of a final offering memorandum, dated October 28, 2015 (the “Final Offering Memorandum”), each for use by the Initial Purchaser in connection with its solicitation of purchases of, or offering of, the Notes.  “Offering Memorandum” means, with respect to any date or time referred to in this Agreement, the most recent offering memorandum (whether the Preliminary Offering Memorandum or the Final Offering Memorandum, or any amendment or supplement to either such document), including exhibits thereto and any documents incorporated therein by reference, which has been prepared and delivered by the Company and the Guarantors to the Initial Purchaser in connection with its solicitation of purchases of, or offering of, the Notes.

Holders of Notes will be entitled to the benefits of a registration rights agreement, to be dated as of November 2, 2015 (the “Registration Rights Agreement”), between the Company, the Guarantors and the Initial Purchaser, pursuant to which the Company will be required to file with the Securities and Exchange Commission (the “Commission”), under the circumstances set forth therein, a registration statement under the 1933 Act (as defined herein) relating to another series of debt securities of the Company with terms substantially identical to the Notes (the “Exchange Notes”) to be offered in exchange for the Notes (the “Exchange Offer”) and to use its reasonable best efforts (i) to cause such registration statement to be declared effective by the Commission.  All references herein to the Exchange Notes and the Exchange Offer are only applicable if the Company is in fact required to consummate the Exchange Offer pursuant to the terms of the Registration Rights Agreement.

The payment of principal of, premium, if any, and interest on the Notes will be fully and unconditionally guaranteed on a senior unsecured basis by (i) the entities listed on the signature pages hereof as “Guarantors”, (ii) the PTP Parent and (iii) any subsidiary of the Company or the PTP Parent formed or acquired after the Closing Time (each of which subsidiaries, if any, the Company shall cause, to the extent required by the Indenture, to execute a supplemental indenture providing for their joinder as a guarantor in accordance with the terms of the Indenture), and their respective successors and assigns (collectively, the “Guarantors”) pursuant to their guarantees (the “Guarantees”). The “PTP Parent” means the parent company after the completion of the series of transactions described in the Offering Memorandum, pursuant to which the Company will reorganize its business into a holding partnership structure.

All references in this Agreement to financial statements and schedules and other information which is “contained,” “included” or “stated” in the Offering Memorandum (or other references of like import) shall be deemed to mean and include all such financial statements and schedules which are incorporated by reference in the Offering Memorandum and the Disclosure Package (as defined herein).

SECTION 1.                            Representations and Warranties and Agreements.

(a)                                 Representations and Warranties by the Company and the Guarantors.  The Company and the Guarantors jointly and severally represent and warrant to the Initial Purchaser as of the date hereof, at 3:15 p.m. on October 28, 2015, or such other time as agreed between the Company and the Initial Purchaser (the “Applicable Time”), and as of the Closing Time referred to in Section 2(b) hereof, and agree with the Initial Purchaser, as follows:

(i)                                     Disclosure Package and Final Offering Memorandum.

(A)                               The Preliminary Offering Memorandum, as of the date thereof, did not contain any untrue statement of material fact or omit any material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading.  The Final Offering Memorandum, as of the date thereof, did not, and as of the Closing Time will not, contain any untrue statement of material fact or omit any material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading.

(B)                               As of the Applicable Time, the Preliminary Offering Memorandum as supplemented by the information included on Schedule C hereto (the “Pricing Information”) and each Additional Written Offering Communication (as defined below) or other information, if any, each identified in Schedule D hereto under the caption “Disclosure Package”, all considered together (collectively, the “Disclosure Package”) did not, and as of the Closing Time will not, contain any untrue statement of material fact or omit any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.  “Additional Written Offering Communication” means any written communication (as defined in Rule 405 under the 1933 Act) that constitutes an offer to sell or a solicitation of an offer to buy the Notes other than the Preliminary Offering Memorandum, the Pricing Information or the Final Offering Memorandum (including, without limitation, any electronic road show relating to the Notes that constitutes such written communication).

(C)                               Any Additional Written Offering Communication prepared, used or referred to by any of the Company or the Guarantors, when considered together with the Disclosure Package, at the time of its use did not contain any untrue statement of material fact or omit any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

(D)                               Any General Solicitation (as defined herein) that is not contained in any Additional Written Offering Communication, made by the Company or the Guarantors in accordance with Section 6(a)(ii) or by the Initial Purchaser with the consent of the Company, when considered together with the Disclosure Package, at the time when made or used did not contain any untrue statement of material fact or omit any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading. “General Solicitation” means any offer to sell or solicitation of an offer to buy the Notes by any form of general solicitation or advertising (as those terms are used in Regulation D under the 1933 Act).

The representations and warranties in this Section 1(a)(i) shall not apply to statements in or omissions from the Preliminary Offering Memorandum, the Disclosure Package, the Final Offering Memorandum, any Additional Written Offering Communication or General Solicitation made in reliance upon and in conformity with written information furnished to the Company by the Initial Purchaser or its counsel expressly for use therein, it being understood that the only such information is set forth in Section 11 hereof.

(ii)                                  Incorporated Documents. The documents incorporated by reference in the Offering Memorandum and the Disclosure Package, at the time they were or hereafter are filed with the Commission, complied and will comply in all material respects with the requirements of the Securities Exchange Act of 1934, as amended (the “1934 Act”), and the rules and regulations of the Commission thereunder applicable to “smaller reporting companies” (the “1934 Act Regulations”), and, when read together with the other information in the Preliminary Offering Memorandum, the Disclosure Package and the Final Offering Memorandum, as of the date of the Preliminary Offering Memorandum, at the Applicable Time and at the Closing Time, respectively, did not and will not contain an untrue statement of material fact or omit any material fact required to be stated therein or necessary to make the statements therein not misleading.

(iii)                               Independent Accountants.  Deloitte & Touche LLP, the accounting firm that certified the financial statements and supporting schedules of the Company included, or incorporated by reference into, the Offering Memorandum and the Disclosure Package, is an independent public accounting firm with respect to the Company within the meaning of the 1933 Act and the rules and regulations promulgated thereunder and the rules and regulations of the Public Company Accounting Oversight Board.  To the knowledge of the Company and the Guarantors, Deloitte & Touche LLP is not and has not been in violation of the auditor independence requirements of the Sarbanes-Oxley Act of 2002 (“Sarbanes-Oxley Act”) and the related rules and regulations of the Commission with respect to their role as independent public accountants for the Company and the Guarantors.

(iv)                              Financial Statements.  The financial statements included or incorporated by reference in the Offering Memorandum and the Disclosure Package, together with the related schedules and notes, present fairly the financial position of the Company and its consolidated subsidiaries, including the Guarantors, as of and at the dates indicated and the statement of operations, stockholders’ equity and cash flows of the Company and its consolidated subsidiaries, including the Guarantors, for the periods specified; said financial statements have been prepared in conformity with generally accepted accounting principles (“GAAP”) applied on a consistent basis throughout the periods involved, except as may be expressly stated in the notes therein and, with respect to unaudited financial statements, subject to normal and recurring year-end adjustments. The supporting schedules, if any, included in the Offering Memorandum and the Disclosure Package present fairly in accordance with GAAP the information required to be stated therein. The selected financial data and the summary financial information included in the Offering Memorandum and the Disclosure Package present fairly the information shown therein and have been compiled on a basis consistent with that of the audited financial statements included in the Offering Memorandum and the Disclosure Package.  To the extent applicable, all disclosures contained in the Offering Memorandum or the Disclosure Package regarding “non-GAAP financial measures” (as such term is defined by the rules and regulations of the Commission) comply with Regulation G of the 1934 Act, the 1934 Act Regulations and Item 10 of Regulation S-K under the 1933 Act, as applicable.  The interactive data in eXtensible Business Reporting Language incorporated by reference in the Offering Memorandum and the Disclosure Package fairly presents the required information and has been prepared as to form in all material respects in accordance with the Commission’s rules and guidelines applicable thereto.

(v)                                 No Material Adverse Change in Business.  Since the respective dates as of which information is given in the Offering Memorandum and the Disclosure Package, except as otherwise stated therein, (A) there has been no material adverse change in the condition, financial or otherwise, or in the earnings or business affairs, or business prospects of the Company and its Subsidiaries considered as one enterprise, or in the Investment Vehicles, taken together as a whole, whether or not arising in the ordinary course of business (a “Material Adverse Effect”), (B) there have been no liabilities or obligations incurred, direct or contingent, nor transactions entered into by the Company or any of its Subsidiaries, other than those in the ordinary course of business, which are material with respect to the Company and its Subsidiaries considered as one enterprise, and (C) except for regular quarterly dividends on the common stock of the Company in amounts per share that are consistent with past practice, there has been no dividend or distribution of any kind declared, paid or made by the Company on any class or series of its capital stock.  As used herein, “Subsidiary” shall have the meaning ascribed to in Description of Notes contained in the Offering Memorandum.  As used herein “Investment Vehicle” shall have the meaning ascribed to it in the Description of Notes contained in Offering Memorandum.

(vi)                              Good Standing of the Company and the Guarantors.  (i) The Company has been duly organized and is validly existing as a corporation in good standing under the laws of the State of Delaware, and (ii) each of the Guarantors has been duly organized and is validly existing in good standing as the type of entity in the jurisdiction for such entity indicated on Schedule B hereto, and the Company and each Guarantor has all requisite power and authority to own, lease and operate its properties and to conduct its business as described in the Offering Memorandum and the Disclosure Package and to enter into and perform its obligations under, and to consummate the transactions contemplated in, this Agreement. The Company and each of the Guarantors is duly qualified as a foreign corporation, limited liability company or limited partnership to transact business and is in good standing in each other jurisdiction in which such qualification is required, whether by reason of the ownership or leasing of property or the conduct of business, except where the failure so to qualify or to be in good standing would not, singly or in the aggregate, reasonably be expected to result in a Material Adverse Effect.

(vii)                           Good Standing of Significant Subsidiaries.  Each direct or indirect “significant subsidiary” (as such term is defined in Rule 1-02 of Regulation S-X) of the Company and each of the Guarantors listed on Schedule B hereto (each, a “Significant Subsidiary” and, collectively, the “Significant Subsidiaries”) has been duly organized and is validly existing in good standing as the type of entity in the jurisdiction for such entity indicated on Schedule B hereto, has corporate, limited liability company or limited partnership power and authority to own, lease and operate its properties and to conduct its business as described in the Offering Memorandum and the Disclosure Package and is duly qualified as a foreign corporation, limited liability company or limited partnership to transact business and is in good standing in each jurisdiction in which such qualification is required, whether by reason of the ownership or leasing of property or the conduct of business, except where the failure so to qualify or to be in good standing would not, singly or in the aggregate, reasonably be expected to result in a Material Adverse Effect.  Except as otherwise disclosed in the Offering Memorandum and the Disclosure Package, all of the issued and outstanding shares of capital stock or other equity interests in each Significant Subsidiary have been duly authorized and validly issued, are fully paid and non-assessable and are owned by the Company, directly or through Subsidiaries, free and clear of any security interest, mortgage, pledge, lien, encumbrance or claim; none of the outstanding shares of capital stock of, or other equity interests in, any Significant Subsidiary were issued in violation of the preemptive or similar rights of any securityholder of such Significant Subsidiary or any other entity.  The only Significant Subsidiaries of the Company and each of the Guarantors are the Subsidiaries listed on Schedule B hereto.

(viii)                        Regulatory Matters.  Neither the Company nor any of its Subsidiaries is subject or is party to, or has received any notice or advice that any of them may become subject or party to any investigation with respect to, any corrective, suspension or cease-and-desist order, agreement, consent agreement, memorandum of understanding or other regulatory enforcement action, proceeding or order with or by, or is a party to any commitment letter or similar undertaking to, or is subject to any directive by, or has been a recipient of any supervisory letter from, or has adopted any board resolutions at the request of, any Governmental Entity (as defined below) that, in any such case, currently relates to or restricts in any material respect the conduct of their business or their management (each, a “Regulatory Agreement”), nor has the Company or any of its Subsidiaries been advised by any Governmental Entity that it is considering issuing or requesting any Regulatory Agreement. There is no unresolved violation, criticism or exception by any Governmental Entity with respect to any report or statement relating to any examinations of the Company or any of its Subsidiaries.  As used herein, the term “Governmental Entity” means any arbitrator, court, governmental body, regulatory body, administrative agency or other authority, body or agency having jurisdiction over the Company or any of its Subsidiaries or any of their respective properties, assets or operations

(ix)                              Authorization of Agreement.  This Agreement has been duly authorized, executed and delivered by each of the Company and the Guarantors and, when duly executed and delivered in accordance with its terms by each of the parties thereto, will constitute a valid and legally binding agreement of the Company and the Guarantors enforceable against the Company and the Guarantors, in accordance with its terms, except as may be limited by bankruptcy, insolvency (including, without limitation, all laws relating to fraudulent transfers), reorganization, moratorium or similar laws affecting enforcement of creditors’ rights generally or by general principles of equity (regardless of whether enforcement is considered in a proceeding in equity or at law).

(x)                                 Authorization of the Indenture.  The Indenture has been duly authorized by each of the Company and the Guarantors and, when duly executed and delivered by the Company, the Guarantors and the Trustee, will constitute a valid and legally binding agreement of the Company and the Guarantors, enforceable against the Company and the Guarantors in accordance with its terms, except as may be limited by bankruptcy, insolvency (including, without limitation, all laws relating to fraudulent transfers), reorganization, moratorium or similar laws affecting enforcement of creditors’ rights generally or by general principles of equity (regardless of whether enforcement is considered in a proceeding in equity or at law).  The Indenture conforms in all material respects to the description of the Indenture contained in the Offering Memorandum and the Disclosure Package.

(xi)                              Authorization of the Notes.  The Notes to be purchased by the Initial Purchaser from the Company have been duly authorized by the Company for issuance and sale to the Initial Purchaser pursuant to this Agreement and, when authenticated in the manner provided for in the Indenture and delivered by the Company pursuant to this Agreement against payment of the consideration set forth herein, will constitute valid and legally binding obligations of the Company, enforceable against the Company in accordance with their terms, except as may be limited by bankruptcy, insolvency (including, without limitation, all laws relating to fraudulent transfers), reorganization, moratorium or similar laws affecting creditor’s rights generally or by general principles of equity (regardless of whether enforcement is considered in a proceeding in equity or at law), and will be in the form contemplated by the Indenture and entitled to the benefits of the Indenture and the Registration Rights Agreement.

(xii)                           Authorization of the Guarantees.  The Guarantees have been duly and validly authorized by the Guarantors and, when issued and executed by the Guarantors, will constitute legal, valid and binding obligations of the Guarantors, entitled to the benefit of the Indenture, and enforceable against the Guarantors in accordance with their terms, except that the enforcement thereof may be subject to bankruptcy, insolvency (including, without limitation, all laws relating to fraudulent transfers), reorganization, moratorium or similar laws affecting creditors’ rights generally or by general principles of equity (regardless of whether enforcement is considered in a proceeding in equity or at law).  When executed and delivered, the Guarantees will conform in all material respects to the descriptions thereof contained in the Offering Memorandum and the Disclosure Package.

(xiii)                        Authorization of the Registration Rights Agreement.  The Registration Rights Agreement has been duly authorized, executed and delivered by the Company and the Guarantors and, when duly executed in accordance with its terms by each of the parties thereto, will constitute a valid and legally binding agreement of the Company and the Guarantors enforceable against the Company and the Guarantors in accordance with its terms, except as may be limited by bankruptcy, insolvency (including, without limitation, all laws relating to fraudulent transfers), reorganization, moratorium or similar laws affecting creditor’s rights generally or by general principles of equity (regardless of whether enforcement is considered in a proceeding in equity or at law).

(xiv)                       Authorization of the Exchange Notes.  The Exchange Notes have been duly authorized by the Company, and when executed and authenticated in accordance with the provisions of the Indenture, the Registration Rights Agreement and the Exchange Offer, will constitute valid and legally binding obligations of the Company, enforceable against the Company in accordance with their terms, except as may be limited by bankruptcy, insolvency (including, without limitation, all laws relating to fraudulent transfers), reorganization, moratorium or similar laws affecting creditor’s rights generally or by general principles of equity (regardless of whether enforcement is considered in a proceeding in equity or at law), and will be in the form contemplated by, and entitled to the benefits of the indenture pursuant to which they are issued.

(xv)                          Description of the Notes and the Indenture. The Notes and the Indenture will conform in all material respects to the respective statements relating thereto contained in the Offering Memorandum and the Disclosure Package.

(xvi)                       Absence of Violations, Defaults and Conflicts. Neither the Company nor any of its Subsidiaries is (A) in violation of its charter, by-laws or similar organizational document, (B) in default in the performance or observance of any obligation, agreement, covenant or condition contained in any contract, indenture, mortgage, deed of trust, loan or credit agreement, note, lease or other agreement or instrument to which the Company or any of its Subsidiaries is a party or by which it or any of them may be bound or to which any of the properties, assets or operations of the Company or any of its Subsidiaries is subject (collectively, “Agreements and Instruments”), or (C) in violation of any law, statute, rule, regulation, judgment, order, writ or decree of a Governmental Entity, except, in the cases of clauses (B) and (C), for such defaults or violations that would not, singly or in the aggregate, result in a Material Adverse Effect. The execution, delivery and performance of this Agreement and the consummation of the transactions contemplated in this Agreement and in the Offering Memorandum and the Disclosure Package, including the issuance and sale of Notes by the Company in the offering contemplated hereby, and the consummation of the Exchange Offer, and compliance by the Company and each of the Guarantors with its obligations hereunder have been duly authorized by the Company and each of the Guarantors by all requisite action and do not and will not, whether with or without the giving of notice or passage of time or both, conflict with or constitute a breach of, or default or Repayment Event (as defined below) under, or result in the creation or imposition of any lien, charge or encumbrance upon any properties, assets or operations of the Company or any of its Subsidiaries pursuant to, the Agreements and Instruments (except for such conflicts, breaches, defaults or Repayment Events or liens, charges or encumbrances that would not, singly or in the aggregate, result in a Material Adverse Effect), nor will such action result in any violation of the provisions of the charter, by-laws or similar organizational document of the Company or any of its Subsidiaries or any law, statute, rule, regulation, judgment, order, writ or decree of any Governmental Entity.  As used herein, a “Repayment Event” means any event or condition which gives the holder of any note, debenture or other financing instrument (or any person acting on such holder’s behalf) the right to require the repurchase, redemption or repayment of all or a portion of the related financing by the Company or any of its Subsidiaries.

(xvii)                    Absence of Labor Dispute.  No labor dispute with the employees of the Company or any of its Subsidiaries exists or, to the knowledge of the Company or any of the Guarantors, is imminent, which, in either case, would, singly or in the aggregate, reasonably be expected to result in a Material Adverse Effect.

(xviii)                 Absence of Proceedings.  Other than as set forth in the Offering Memorandum and the Disclosure Package, there is no action, suit, proceeding, inquiry or investigation before or brought by any court or governmental agency or body, domestic or foreign, now pending, or, to the knowledge of the Company or any of the Guarantors, threatened, against or affecting the Company or any Subsidiary, except as described in the Offering Memorandum and the Disclosure Package, or which might, singly or in the aggregate, result in a Material Adverse Effect, or which might materially and adversely affect the consummation of the transactions contemplated in this Agreement or the performance by the Company or any of the Guarantors of its obligations hereunder.  The aggregate of all pending legal or governmental proceedings to which the Company or any of its Subsidiaries is a party or of which any of their respective property, assets or operations is the subject which are not described or incorporated by reference in the Offering Memorandum and the Disclosure Package, including ordinary routine litigation incidental to the business, would not reasonably be expected, singularly or in the aggregate, to result in a Material Adverse Effect.

(xix)                       Possession and Protection of Intellectual Property.  The Company and its Subsidiaries own, possess or can acquire on reasonable terms sufficient trademarks, trade names, patent rights, copyrights, domain names, licenses, approvals, trade secrets, inventions, technology, know-how and other intellectual property and similar rights, including registrations and applications for registration thereof (collectively, “Intellectual Property Rights”) necessary or material to the conduct of the business now conducted or proposed in the Offering Memorandum and the Disclosure Package to be conducted by them, and the expected expiration of any such Intellectual Property Rights would not, singly or in the aggregate, reasonably be expected to have a Material Adverse Effect. Except as disclosed in the Offering Memorandum and the Disclosure Package, (i) there is no pending or, to the knowledge of the Company or any of the Guarantors, threatened action, suit, proceeding or claim by the Company or any of the Guarantors against a third party for any material infringement, misappropriation, breach, default or other violation; (ii) there are no rights of third parties to any of the Intellectual Property Rights owned by the Company or its Subsidiaries; (iii) there is no pending or, to the knowledge of the Company or any of the Guarantors, threatened action, suit, proceeding or claim by others challenging the validity, enforceability or scope of any such Intellectual Property Rights, and the Company and each of the Guarantors is unaware of any facts which would form a reasonable basis for any such claim; (iv) there is no pending or, to the knowledge of the Company or any of the Guarantors, threatened action, suit, proceeding or claim by others that the Company or any Subsidiary infringes, misappropriates or otherwise violates or conflicts with any Intellectual Property Rights or other proprietary rights of others and the Company and each of the Guarantors is unaware of any other fact which would form a reasonable basis for any such claim; and (v) none of the Intellectual Property Rights used by the Company or its Subsidiaries in their businesses has been obtained or is being used by the Company or its Subsidiaries in violation of any contractual obligation binding on the Company, any of its Subsidiaries in violation of the rights of any persons, except in each case covered by clauses (ii) through (v) such as would not, if determined adversely to the Company or any of its Subsidiaries, singularly or in the aggregate, have a Material Adverse Effect.

(xx)                          Absence of Further Requirements.  No filing with, or authorization, approval, consent, license, order, registration, qualification or decree of, any court or governmental authority or agency, other than those that have been made or obtained, is necessary or required for the performance by the Company and each of the Guarantors of its obligations hereunder, in connection with the offering, issuance or sale of the Notes hereunder or the consummation of the transactions contemplated by this Agreement, except as may be required under (i) the securities or “Blue Sky” laws of any U.S. state or non-U.S. jurisdictions or (ii) other non-U.S. laws applicable to the purchase of the Notes outside the U.S.

(xxi)                       Possession of Licenses and Permits.  The Company and its Subsidiaries possess such permits, licenses, approvals, consents and other authorizations (collectively, “Governmental Licenses”) issued by the appropriate federal, state, local or foreign regulatory agencies or bodies necessary to conduct the business now operated by them, except where the failure so to possess would not, singly or in the aggregate, result in a Material Adverse Effect; the Company and its Subsidiaries are in compliance with the terms and conditions of all such Governmental Licenses, except where the failure so to comply would not, singly or in the aggregate, have a Material Adverse Effect; all of the Governmental Licenses so possessed by the Company and its Subsidiaries are valid and in full force and effect, except where the invalidity of such Governmental Licenses or the failure of such Governmental Licenses to be in full force and effect would not, singly or in the aggregate, have a Material Adverse Effect; and neither the Company nor any of its Subsidiaries has received any notice of proceedings relating to the revocation or modification of any such Governmental Licenses which, singly or in the aggregate, if the subject of an unfavorable decision, ruling or finding, would reasonably be expected to result in a Material Adverse Effect. Neither the Company nor any of its Significant Subsidiaries has failed to file with applicable regulatory authorities any statement, report, information or form required by any applicable law, regulation or order, except where the failure to be so in compliance would not, singly or in the aggregate, reasonably be expected to have a Material Adverse Effect; all such filings were in material compliance with applicable laws when filed and no material deficiencies have been asserted by any regulatory commission, agency or authority with respect to any such filings or submissions.

(xxii)                    Title to Property.  The Company and its Subsidiaries have good and marketable title to all real property owned by the Company and its Subsidiaries and good title to all other properties owned by them, free and clear of all mortgages, pledges, liens, security interests, claims, restrictions or encumbrances of any kind except such as (a) are described in the Offering Memorandum and the Disclosure Package or (b) do not, singly or in the aggregate, materially affect the value of such property and do not interfere with the use made and proposed to be made of such property by the Company or any of its Subsidiaries; and all of the leases and subleases material to the business of the Company and its Subsidiaries, considered as one enterprise, and under which the Company or any of its Subsidiaries holds properties described in the Offering Memorandum and the Disclosure Package, are in full force and effect, and neither the Company nor any Subsidiary has any notice of any material claim of any sort that has been asserted by anyone adverse to the rights of the Company or any of its Subsidiaries under any of the leases or subleases mentioned above, or affecting or questioning the rights of the Company or any Subsidiary thereof to the continued possession of the leased or subleased premises under any such lease or sublease.

(xxiii)                 Investment Company Act.  Neither the Company nor any Guarantor is, or upon the issuance and sale of the Notes as herein contemplated and the application of the net proceeds therefrom as described in the Offering Memorandum and the Disclosure Package will be, an “investment company” or an entity “controlled” by an “investment company” as such terms are defined in the Investment Company Act of 1940, as amended.

(xxiv)                Environmental Laws.  Except as described in the Offering Memorandum and the Disclosure Package or as would not, singly or in the aggregate, reasonably be expected to result in a Material Adverse Effect, (A) neither the Company nor any of its Subsidiaries is in violation of any federal, state, local or foreign statute, law, rule, regulation, ordinance, code, policy or rule of common law or any judicial or administrative interpretation thereof, including any judicial or administrative order, consent, decree or judgment, relating to pollution or protection of human health, the environment (including, without limitation, ambient air, surface water, groundwater, land surface or subsurface strata) or wildlife, including, without limitation, laws and regulations relating to the release or threatened release of chemicals, pollutants, contaminants, wastes, toxic substances, hazardous substances, petroleum or petroleum products, asbestos-containing materials or mold (collectively, “Hazardous Materials”) or to the manufacture, processing, distribution, use, treatment, storage, disposal, transport or handling of Hazardous Materials (collectively, “Environmental Laws”), (B) the Company and its Subsidiaries have all permits, authorizations and approvals required under any applicable Environmental Laws and are each in compliance with their requirements, (C) there are no pending or, to the knowledge of the Company or any of the Guarantors, threatened administrative, regulatory or judicial actions, suits, demands, demand letters, claims, liens, notices of noncompliance or violation, investigation or proceedings relating to any Environmental Law against the Company or any of its Subsidiaries and (D) there are no events or circumstances that might reasonably be expected to form the basis of an order for clean-up or remediation, or an action, suit or proceeding by any private party or governmental body or agency, against or affecting the Company or any of its Subsidiaries relating to Hazardous Materials or any Environmental Laws.

(xxv)                   Taxes.  All income tax returns of the Company and its Subsidiaries required by applicable U.S. federal, state or material local law to be filed have been filed (or the Company has requested and received an extension thereon) and all taxes shown by such returns or otherwise assessed, which are due and payable, have been paid, except (i) assessments against which appeals have been or will be promptly taken and as to which adequate reserves have been provided or (ii) such taxes which, if not paid, would not, singly or in the aggregate, reasonably be expected to result in a Material Adverse Effect.  The Company and its Subsidiaries have filed (or requested and received an extension on) all other tax returns that are required to have been filed by them pursuant to applicable foreign, state or material local law, and have paid all taxes due pursuant to such returns or pursuant to any assessment received by the Company and its Subsidiaries, except (i) for such taxes, if any, as are being contested in good faith and as to which adequate reserves have been provided or (ii) such taxes, which if not paid, would not, singly or in the aggregate, reasonably be expected to result in a Material Adverse Effect.  The charges, accruals and reserves on the books of the Company and each of the Guarantors in respect of any income and corporation tax liability for any years not finally determined are adequate to meet any assessments or re-assessments for additional income tax for any years not finally determined, except to the extent of any inadequacy that would not, singly or in the aggregate, reasonably be expected to result in a Material Adverse Effect.

(xxvi)                Insurance.  The Company and its Subsidiaries carry or are entitled to the benefits of, insurance, with financially sound and reputable insurers, in such amounts and covering such risks as is generally maintained by companies of established repute engaged in the same or similar business, and all such insurance is in full force and effect. The Company and each of the Guarantors has no reason to believe that it or any Subsidiary will not be able (A) to renew its existing insurance coverage as and when such policies expire or (B) to obtain comparable coverage from similar institutions as may be necessary or appropriate to conduct its business as now conducted and at a cost that would not, singly or the aggregate, result in a Material Adverse Effect. Neither of the Company nor any Subsidiary has been denied any insurance coverage which it has sought or for which it has applied.

(xxvii)             Statistical and Market Data; Forward-Looking Statements.  The statistical and market related data contained or incorporated by reference in the Offering Memorandum and the Disclosure Package are based on or derived from sources which the Company and each of the Guarantors believes are reliable and accurate. Each “forward-looking statement” (within the meaning of Section 27A of the 1933 Act or Section 21E of the 1934 Act) contained or incorporated by reference in the Offering Memorandum and the Disclosure Package has been made or reaffirmed with a reasonable basis and in good faith.

(xxviii)          Prohibition on Dividends.  Except as prohibited or restricted by applicable law and as otherwise disclosed in the Offering Memorandum and the Disclosure Package, no Subsidiary of the Company is prohibited from paying any dividends to the Company, from making any other distribution on such Subsidiary’s capital stock, from repaying to the Company or any other Subsidiary of the Company any loans or advances to such Subsidiary or from transferring any of such Subsidiary’s properties, assets or operations to the Company or any other Subsidiary of the Company.

(xxix)                Bankruptcy of Subsidiaries.  Each of the Company and the Guarantors has no knowledge of any facts or circumstances which lead it to believe that it or any of its Subsidiaries will be required to file for reorganization or liquidation under the bankruptcy or reorganization laws of any jurisdiction, and has no present intent to so file.

(xxx)                   Internal Control Over Financial Reporting.  The Company and each of its Subsidiaries maintain a system of internal accounting controls sufficient to provide reasonable assurance that (A) transactions are executed in accordance with management’s general or specific authorizations; (B) transactions are recorded as necessary to permit preparation of financial statements in conformity with GAAP and to maintain accountability for assets; (C) access to assets is permitted only in accordance with management’s general or specific authorization; (D) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences; and (E) the interactive data in eXtensible Business Reporting Language incorporated by reference in the Offering Memorandum and the Disclosure Package is prepared in all material respects in accordance with the Commission’s rules and guidelines applicable thereto. Except as described in the Offering Memorandum and the Disclosure Package, since the end of the Company’s most recent audited fiscal year, there has been (1) no material weakness in the Company’s internal control over financial reporting (whether or not remediated) and (2) no change in the Company’s internal control over financial reporting that has materially affected, or is reasonably likely to materially affect, the Company’s internal control over financial reporting.

(xxxi)                Disclosure Controls and Procedures.  The Company and its Subsidiaries maintain an effective system of disclosure controls and procedures (as defined in Rule 13a-15 and Rule 15d-15 of the 1934 Act), that (A) are designed to ensure that information required to be disclosed by the Company in the reports that it files or submits under the 1934 Act is recorded, processed, summarized and reported within the time periods specified in the Commission’s rules and forms and that material information relating to the Company and its Subsidiaries is made known to the Company’s principal executive officer and principal financial officer by others within the Company and its Subsidiaries to allow timely decisions regarding disclosure, and (B) are effective in all material respects to perform the functions for which they were established. Based on the evaluation of the Company’s and each Subsidiary’s disclosure controls and procedures described above, neither the Company nor any of the Guarantors is aware of (1) any significant deficiency in the design or operation of internal controls which could adversely affect the Company’s or each Subsidiary’s ability to record, process, summarize and report financial data or any material weaknesses in internal controls or (2) any fraud, whether or not material, that involves management or other employees who have a significant role in the Company’s and each Subsidiary’s internal controls. Since the most recent evaluation of the Company’s and each Subsidiary’s disclosure controls and procedures described above, there have been no significant changes in internal controls or in other factors that could significantly affect internal controls.

(xxxii)             Compliance with the Sarbanes-Oxley Act.  There is and has been no failure on the part of the Company, or any of the Company’s directors or officers, in their capacities as such, to comply in all material respects with any provision of the Sarbanes-Oxley Act and the rules and regulations promulgated in connection therewith, including Section 402 related to loans and Sections 302 and 906 related to certifications.

(xxxiii)          Anti-bribery Laws.  Neither the Company, its Subsidiaries nor, to the knowledge of the Company or any of the Guarantors, any director, officer, agent, employee or other person acting on behalf of the Company or any of its Subsidiaries is aware of or has taken any action, directly or indirectly, that would result in a violation by such persons of any anti-bribery laws, including but not limited to (i) any law, rule, or regulation promulgated to implement the OECD Convention on Combating Bribery of Foreign Public Officials in International Business Transactions, signed December 17, 1997 (the “Convention”), (ii) the U.S. Foreign Corrupt Practices Act of 1977, as amended, and the rules and regulations thereunder (the “FCPA”) and (iii) any other law, rule or regulation of any locality of similar purpose and scope, including, without limitation, making use of the mails or any means or instrumentality of interstate commerce corruptly in furtherance of an offer, payment, promise to pay or authorization of the payment of any money, or other property, gift, promise to give, or authorization of the giving of anything of value to any “foreign official” (as such term is defined in the FCPA) or any foreign political party or official thereof or any candidate for foreign political office, in contravention of the Convention, the FCPA and similar laws, rules or regulations.  The Company and its Subsidiaries have instituted and maintain procedures designed to ensure, and which are reasonably expected to continue to ensure, continued compliance with the FCPA, the Convention and similar laws, rules and regulations based on the business of the Company and its Subsidiaries as conducted on the date hereof.

(xxxiv)         Money Laundering Laws.  None of the Company, its Subsidiaries and to the knowledge of the Company or any of the Guarantors, none of their respective officers, directors, supervisors, managers, agents, or employees, has violated, and its participation in the offering will not violate, any anti-money laundering laws, including but not limited to, applicable federal, state, international, foreign or other laws, regulations or government guidance regarding anti-money laundering, including, without limitation, Title 18 U.S. Code section 1956 and 1957, the Patriot Act, the Bank Secrecy Act, and international anti-money laundering principals or procedures by any intergovernmental group or organization, such as the Financial Action Task Force on Money Laundering, of which the United States is a member and with which designation the United States representative to the group or organization continues to concur, all as amended, and any executive order, directive, or regulation pursuant to the authority of any of the foregoing, or any orders or licenses issued thereunder, and no action, suit or proceeding by or before any court or governmental agency, authority or body or any arbitrator involving the Company or any of the Guarantors with respect to such anti-money laundering laws is pending or, to the knowledge of the Company or any of the Guarantors, threatened.  Each of the Company and its Subsidiaries has instituted and maintains policies and procedures designed to ensure continued compliance with anti-money laundering laws.

(xxxv)            OFAC.  None of the Company, any of its Subsidiaries or, to the knowledge of the Company or any of the Guarantors, any director, officer, agent, employee or other person acting on behalf of the Company or any of its Subsidiaries is (A) an individual or entity currently the subject or target of any sanctions administered or enforced by the United States Government, including, without limitation, the U.S. Department of the Treasury’s Office of Foreign Assets Control (“OFAC”), the United Nations Security Council, the European Union, Her Majesty’s Treasury, or other relevant sanctions authority (collectively, “Sanctions”) or (B) located, organized or resident in a country or territory that is the subject of Sanctions.  The Company will not directly or indirectly use the proceeds of the offering, or lend, contribute or otherwise make available such proceeds to any Subsidiary, joint venture partner or other person or entity, for the purpose of financing the activities of any person currently subject to any sanctions administered by OFAC.

(xxxvi)         No Stabilization or Manipulation.  Neither the Company nor any of its Subsidiaries nor, to the knowledge of the Company, its Affiliates (as defined in Rule 501(b) of Regulation D under the 1933 Act) has taken, directly or indirectly, any action designed to or that could reasonably be expected to cause or result in any stabilization or manipulation of the price of the Notes.

(xxxvii)      General Solicitation.  None of the Company, its Subsidiaries, any of the Guarantors, any person acting on its or any of their behalf (other than the Initial Purchaser, as to whom the Company and each of the Guarantors makes no representation) nor, to the knowledge of the Company, its Affiliates has engaged or will engage, in connection with the offering of the Notes, in any form of General Solicitation other than those made with the prior written consent of the Initial Purchaser.

(xxxviii)   Relationships.  No relationship, direct or indirect, exists between or among the Company or any of its Subsidiaries, on the one hand, and the directors, officers, shareholders, customers or suppliers of the Company or any of its Subsidiaries, on the other hand, that would be required by the 1933 Act or the regulations thereof to be described in a registration statement filed with the Commission under the 1933 Act and that is not so described in the Offering Memorandum and the Disclosure Package.

(xxxix)         Transactions.  Except as disclosed in the Offering Memorandum and the Disclosure Package, neither the Company nor any of its Subsidiaries is a party to a letter of intent, accepted term sheet or similar instrument or any binding agreement that contemplates an acquisition, disposition, transfer or sale of the assets (as a going concern) or capital stock of the Company or of any Subsidiary or business unit or any similar business combination transaction which would be material to the Company and its Subsidiaries taken as a whole.

(xl)                              Similar Offerings.  Neither the Company, its Subsidiaries, any of the Guarantors, any person acting on its or any of their behalf nor, to the knowledge of the Company, its Affiliates (other than the Initial Purchaser and its Affiliates, as to whom the Company and each of the Guarantors makes no representation), has, directly or indirectly, solicited any offer to buy, sold or offered to sell or otherwise negotiated in respect of, or will solicit any offer to buy, sell or offer to sell or otherwise negotiate in respect of, in the United States or to any United States citizen or resident, any security which is or would be integrated with the sale of the Notes in a manner that would require the Notes to be registered under the 1933 Act.

(xli)                           Capitalization.  The authorized and outstanding capitalization of the Company is as set forth in the Offering Memorandum and the Disclosure Package as of the date set forth therein, subject, in each case, to the issuance of shares of common stock upon exercise of stock options and warrants, and upon settlement of restricted stock units, disclosed as outstanding in the Offering Memorandum and the Disclosure Package, the issuance of the Notes, and the grant of options, restricted stock and other equity-based incentive awards under existing stock plans described in the Offering Memorandum and the Disclosure Package.  The authorized capital stock of the Company conforms and will conform in all material respects as to legal matters to the description thereof contained in the Offering Memorandum and the Disclosure Package.

(xlii)                        Fees.  Other than as contemplated by this Agreement and the fees set forth on Schedule E hereto, there is no broker, finder or other party that is entitled to receive from the Company or any Subsidiary any brokerage or finder’s fee or any other fee, commission or payment as a result of the transactions contemplated by this Agreement.

(xliii)                     ERISA.  The Company and each of the Subsidiaries or their “ERISA Affiliates” (as defined below) are in compliance in all material respects with all presently applicable provisions of the Employee Retirement Income Security Act of 1974, as amended, including the regulations and published interpretations thereunder (“ERISA”); no “reportable event” (as defined in ERISA) has occurred with respect to any “employee benefit plan” (as defined in ERISA) for which the Company or any of the Subsidiaries or ERISA Affiliates (as defined herein) would have any material liability; the Company and each of the Subsidiaries or their ERISA Affiliates have not incurred and do not expect to incur any material liability under (i) Title IV of ERISA with respect to termination of, or withdrawal from, any “employee benefit plan” or (ii) Sections 412, 4971, 4975 or 4980B of the United States Internal Revenue Code of 1986, as amended, and the regulations and published interpretations thereunder (collectively the “Code”); and each “employee benefit plan” for which the Company and each of its Subsidiaries or any of their ERISA Affiliates would have any material liability that is intended to be qualified under Section 401(a) of the Code is so qualified in all material respects and nothing has occurred, whether by action or by failure to act, which would cause the loss of such qualification. “ERISA Affiliate” means, with respect to the Company or a Subsidiary, any member of any group of organizations described in Sections 414(b), (c), (m) or (o) of the Code or Section 400(b) of ERISA of which the Company or such Subsidiary is a member.

(xliv)                    Ranking.  Any claims against the Company and the Guarantors by the Initial Purchaser or the Trustee under this Agreement, Indenture or the Notes will rank at least pari passu in priority of payment and in all other respects with claims of other unsecured, unsubordinated creditors of the Company and the Guarantors.

(xlv)                       Rule 144A Eligibility.  Assuming the accuracy of the representation in Section 6(d) hereof, the Notes, once they are purchased by an entity not affiliated with the Company, will be eligible for resale pursuant to Rule 144A and will not be, at Closing Time, of the same class (as defined in Rule 144A under the 1933 Act) as securities listed on a national securities exchange registered under Section 6 of the 1934 Act, or quoted in a U.S. automated interdealer quotation system.

(b)                                 Officer’s Certificates.  Any certificate signed by any officer of the Company, any of the Guarantors or any of their respective Subsidiaries delivered to the Initial Purchaser or to counsel for the Initial Purchaser shall be deemed a representation and warranty by the Company or the Guarantor, as applicable, to each Initial Purchaser as to the matters covered thereby.

SECTION 2.                            Sale and Delivery to the Initial Purchaser; Closing.

(a)                                 Notes.  On the basis of the representations and warranties herein contained and subject to the terms and conditions herein set forth, the Company agrees to sell to the Initial Purchaser and the Initial Purchaser agrees to purchase from the Company, at the price equal to (i) 99.5% of the principal amount of the Notes with respect to the first $40,000,000 of principal amount and (ii) 98.0% of the principal amount of the Notes in excess of $40,000,000 of principal amount, the aggregate principal amount of the Notes set forth in Schedule A.

(b)                                 Payment.  Delivery of the Notes shall be made at the offices of Hogan Lovells US LLP, 555 Thirteenth Street, NW, Washington, DC 20004, or at such other place as shall be agreed upon by the Initial Purchaser and the Company, including by electronic exchange of documents, at 10:00 a.m. (Eastern time) on

November 2, 2015 (the “Closing Time”) (the “Closing”); provided, however, that if the Closing has not taken place at the Closing Time because of a failure to satisfy one or more of the conditions specified in Section 5 hereof and this Agreement has not otherwise been terminated by the Initial Purchaser in accordance with its terms, “Closing Time” shall mean 10:00 a.m. (Eastern time) on the first business day following the satisfaction (or waiver) of all such conditions after notification by the Company to the Initial Purchaser (or vice versa, if applicable) of the satisfaction (or waiver) of such conditions.

Payment shall be made to the Company by wire transfer of immediately available funds to a bank account designated by the Company, against delivery to the Initial Purchaser for its account.

(c)                                  Denominations; DTC.  The Notes shall be in such denominations and registered in such names as the Initial Purchaser may request in writing at least one full business day before the Closing Time.  The Company shall deliver the Notes through the facilities of DTC unless the Initial Purchaser shall otherwise instruct.

SECTION 3.                            Covenants of the Company.  The Company covenants with the Initial Purchaser as follows:

(a)                                 Offering Memorandum.  The Company, as promptly as possible, will furnish to the Initial Purchaser, without charge, such number of copies of the Offering Memorandum and any amendments and supplements thereto and documents incorporated by reference therein as the Initial Purchaser may reasonably request.

(b)                                 Notice and Effect of Material Events.  The Company will promptly notify the Initial Purchaser, and confirm such notice in writing, of (i) any filing made by it of information relating to the offering of the Notes with any securities exchange or any other regulatory body in the United States or any other jurisdiction, and (ii) prior to the completion of the placement of the offered Notes by the Initial Purchaser as evidenced by a notice in writing from the Initial Purchaser to the Company, any material changes in or affecting the condition, financial or otherwise, or the earnings, business affairs, operations or business prospects of the Company, which (x) make any statement in the Disclosure Package, any Offering Memorandum or any Additional Written Offering Communication false or misleading or (y) are not disclosed in the Disclosure Package or the Offering Memorandum.  In such event or if during such time any event shall occur as a result of which it is necessary, in the reasonable opinion of the Company, its counsel, the Initial Purchaser or counsel for the Initial Purchaser, to amend or supplement the Offering Memorandum in order that the Offering Memorandum not include any untrue statement of material fact or omit any material fact necessary in order to make the statements therein not misleading in the light of the circumstances then existing, the Company will, at its own expense, forthwith amend or supplement the Offering Memorandum by preparing and furnishing to the Initial Purchaser an amendment or amendments of, or a supplement or supplements to, the Offering Memorandum (in form and substance satisfactory in the reasonable opinion of counsel for the Initial Purchaser) so that, as so amended or supplemented, the Offering Memorandum will not contain an untrue statement of material fact or omit any material fact necessary in order to make the statements therein, in the light of the circumstances existing at the time it is delivered to a Subsequent Purchaser, not misleading.

(c)                                  Amendments and Supplements to the Offering Memorandum.  The Company will advise the Initial Purchaser promptly of any proposal to amend or supplement the Offering Memorandum and will not affect such amendment or supplement if the Initial Purchaser disapproves of such amendment or supplement promptly after reasonable notice thereof.  Neither the consent of the Initial Purchaser, nor the Initial Purchaser’s delivery of any such amendment or supplement, shall constitute a waiver of any of the conditions set forth in Section 5 hereof.  The Company represents and agrees that, unless it obtains the prior consent of the Initial Purchaser, it has not made and will not make any offer relating to the Notes by means of any offering materials other than the Offering Memorandum.

(d)                                 Compliance with Securities Laws.  The Company will comply with the 1933 Act, the 1933 Act Regulations, the 1939 Act, the 1939 Act Regulations, the 1934 Act and the 1934 Act Regulations so as to permit the completion of the distribution of the Notes as contemplated in this Agreement and in the Offering Memorandum.  So long as the Company is a reporting company under the 1934 Act and until the date on which the Qualified Institutional Buyers shall have exchanged all of the Notes for Exchange Notes and/or all of the Notes have been redeemed, the Company will file all documents required to be filed with the Commission pursuant to the 1934

Act within the time periods required by, and each such document will meet in all material respects the requirements of, the 1934 Act and the 1934 Act Regulations.

(e)                                  Qualification of Notes for Offer and Sale.  The Company will use its reasonable best efforts, in cooperation with the Initial Purchaser, to qualify the Notes for offering and sale under the applicable securities laws of such states and other jurisdictions within the United States as the Initial Purchaser may designate and to maintain such qualifications in effect for a period of not less than one year from the date of the Final Offering Memorandum; provided, however, that the Company shall not be obligated to file any general consent to service of process or to qualify as a foreign corporation or as a dealer in securities in any jurisdiction in which it is not so qualified or to subject itself to taxation in respect of doing business in any jurisdiction in which it is not otherwise so subject.  The Company will also supply the Initial Purchaser with such information as is necessary for the determination of the legality of the Notes for investment under the laws of such jurisdiction as the Initial Purchaser may request.

(f)                                   Use of Proceeds.  The Company will use the net proceeds received by it from the sale of the Notes in the manner specified in the Offering Memorandum and the Disclosure Package.

(g)                                  Restriction on Sale of Securities.  During the period beginning on the date hereof and continuing until 90 days after the Closing Time, neither the Company nor any Guarantor will, and will not permit any Subsidiary to, without the prior written consent of the Initial Purchaser, directly or indirectly, issue, sell, offer or contract to sell, grant any option for the sale of, or otherwise transfer or dispose of, any debt securities or nonconvertible preferred stock, including any guarantee of such securities, or any securities convertible into or exchangeable for or representing the right to receive the Notes or any such securities of the Company or any of its Subsidiaries. The foregoing sentence shall not apply to the Notes.

(h)                                 Stabilization or Manipulation.  The Company will not take, directly or indirectly, any action designed to cause or result in, or that has constituted or might reasonably be expected to constitute, the stabilization or manipulation of the price of the Notes.

(i)                                     Registration of Notes. At the Closing Time, the Company, the Guarantors and the Initial Purchaser shall enter into the Registration Rights Agreement.

(j)                                    Restrictions on Transfer.  The transfer restrictions and the other provisions set forth in the Offering Memorandum under the heading “Notice to Investors,” including the legends required thereby, shall apply to the Notes except as otherwise agreed by the Company, the Guarantors and the Initial Purchaser.

(k)                                 DTC.  The Company shall use its reasonable best efforts to permit the Notes to be eligible for clearance, settlement and trading in book-entry-only form through the facilities of DTC.

SECTION 4.                            Payment of Expenses.

(a)                                 Expenses.  The Company will pay or cause to be paid all expenses incident to the performance of their obligations under this Agreement, including (i) the preparation and printing of the Offering Memorandum (including financial statements and exhibits) and of each amendment thereto, (ii) the preparation, printing and delivery to the Initial Purchaser of this Agreement, the Indenture, the Registration Rights Agreement and such other documents as may be reasonably required in connection with the offering, purchase, sale, issuance or delivery of the Notes and the Exchange Notes pursuant to the Exchange Offer, (iii) the preparation, issuance and delivery of the certificates for the Notes to the Initial Purchaser, including any stock or other transfer taxes and any stamp or other duties payable upon the sale, issuance or delivery of the Notes to the Initial Purchaser, (iv) the fees and disbursements of the Company’s counsel, accountants and other advisors, (v) subject to the engagement letter dated May 22, 2015 between the Company and the Initial Purchaser (the “Engagement Letter”), the reasonable, documented fees and disbursements of counsel to the Initial Purchaser including, without limitation, fees and disbursements incurred in the qualification of the Notes under securities laws in accordance with the provisions of Section 3(e) hereof and in connection with the preparation of a “Blue Sky” survey and any supplement thereto, which shall not exceed $400,000, (vi) the printing and delivery to the Initial Purchaser of copies of each of the Preliminary Offering Memorandum, Final Offering Memorandum and the Disclosure Package and any amendments or supplements thereto (including any costs associated with electronic delivery of these materials), (vii) the documented fees and expenses of the Trustee, including fees and disbursements of counsel for the Trustee in connection with the Indenture and the Notes, (viii) the documented fees and expenses of any transfer agent or registrar for the Notes, (ix) the reasonable, documented costs and expenses of the Company relating to investor presentations on any “road show” undertaken in connection with the marketing of the Notes, including without limitation, expenses associated with the production of road show slides and graphics, fees and expenses of any consultants engaged by the Company in connection with the road show presentations, travel and lodging expenses of the officers of the Company and any such consultants, and the cost of aircraft and other transportation chartered in connection with the road show (it being understood that the cost of such travel and lodging, including the cost of aircraft and other transportation, of the Initial Purchaser shall be the responsibility of the Initial Purchaser), (x) any fees payable in connection with the rating of the Notes, and (xi) the fees and expenses incurred in connection with having the Notes eligible for clearance, settlement and trading through the facilities of DTC.

(b)                                 Termination of Agreement.  If this Agreement is terminated by the Initial Purchaser in accordance with the provisions of Section 5 or Section 10 hereof, the Company shall reimburse the Initial Purchaser for all of its reasonable, documented out-of-pocket expenses pursuant to the terms of the Engagement Letter, including the fees and disbursements of counsel for the Initial Purchaser, marketing, syndication and travel expenses, which expenses shall not exceed $400,000.

SECTION 5.                            Conditions of Initial Purchaser’s Obligations.

The obligations of the Initial Purchaser are subject to the accuracy of the representations and warranties of the Company and the Guarantors contained in Section 1 hereof or in certificates of any officer of the Company, each of the Guarantors or any Subsidiary of the Company or a Guarantor delivered pursuant to the provisions hereof, to the performance by the Company and each of the Guarantors of its covenants and other obligations hereunder, and to the following further conditions:

(a)                                 Opinion of Counsel for Company.  At the Closing Time, the Initial Purchaser shall have received the opinion, dated as of the Closing Time, of Dechert LLP, counsel for the Company and the Guarantors, in form and substance satisfactory to counsel for the Initial Purchaser with respect to such matters as the Initial Purchaser may reasonably request.

(b)                                 Opinion of Counsel for Initial Purchaser.  At the Closing Time, the Initial Purchaser shall have received the opinion, dated as of the Closing Time, of Hogan Lovells US LLP, counsel for the Initial Purchaser, with respect to such matters as the Initial Purchaser may require. In giving such opinion, such counsel may rely, as to all matters governed by the laws of jurisdictions other than the law of the State of New York and the federal securities laws of the United States, upon the opinions of counsel satisfactory to the Initial Purchaser.  Such counsel may also state that, insofar as such opinion involves factual matters, they have relied, to the extent they deem proper, upon certificates of officers and other representative of the Company and its Subsidiaries and certificates of public officials.

(c)                                  Officers’ Certificate.  At the Closing Time, there shall not have been, since the date hereof or since the respective dates as of which information is given in the Offering Memorandum and the Disclosure Package, any material adverse change in the condition, financial or otherwise, or in the earnings, business affairs or business prospects of the Company and its Subsidiaries considered as one enterprise, whether or not arising in the ordinary course of business, and the Initial Purchaser shall have received a certificate of a Co-President or a Vice President of the Company and of the chief financial or chief accounting officer of the Company, dated as of the Closing Time, to the effect that (i) there has been no such material adverse change, (ii) the representations and warranties in Section 1(a) hereof are true and correct with the same force and effect as though expressly made at and as of the Closing Time, (iii) the Company has complied with all agreements hereunder and satisfied all conditions hereunder on its part to be performed or satisfied at or prior to the Closing Time, and (iv) no event of default under the Indenture or default with notice and/or lapse of time that would be an event of default has occurred and is continuing.

(d)                                 Accountant’s Comfort Letter.  At the time of the execution of this Agreement, the Initial Purchaser shall have received from Deloitte & Touche LLP a letter dated such date, in form and substance satisfactory to the Initial Purchaser, containing statements and information of the type ordinarily included in accountants’ “comfort letters” to underwriters with respect to the financial statements and certain financial information contained in the Offering Memorandum and the Disclosure Package.

(e)                                  Bring-down Comfort Letter.  At the Closing Time, the Initial Purchaser shall have received from Deloitte LLP a letter, dated as of the Closing Time, to the effect that they reaffirm the statements made in the letter furnished pursuant to subsection (d) of this Section, except that the specified date referred to shall be a date not more than three business days prior to the Closing Time.

(f)                                   Maintenance of Rating.  Since the execution of this Agreement, there shall not have been any decrease in or withdrawal of the rating of any securities of the Company or any of its Subsidiaries by any “nationally recognized statistical rating organization” (as defined for purposes of Section 3(a)(62) of the 1934 Act) or any notice given of any intended or potential decrease in or withdrawal of any such rating or of a possible change in any such rating that does not indicate the direction of the possible change.

(g)                                  Clearance, Settlement and Trading.  At the Closing Time, the Notes shall be eligible for clearance, settlement and trading in book-entry-only form through the facilities of DTC.

(h)                                 Delivery of Disclosure Package and Offering Memorandum.  The Company shall have furnished to the Initial Purchaser the Disclosure Package prior to the Applicable Time and the Final Offering Memorandum on the New York business day next succeeding the date of this Agreement.

(i)                                     No Termination Event.  On or after the date hereof, there shall not have occurred any of the events, circumstances or occurrences set forth in Section 10.

(j)                                    Additional Documents.  At the Closing Time, counsel for the Initial Purchaser shall have been furnished with such documents and opinions as they may reasonably require for the purpose of enabling them to pass upon the issuance and sale of the Notes as herein contemplated, or in order to evidence the accuracy of any of the representations or warranties, or the fulfillment of any of the conditions, herein contained; and all proceedings taken by the Company and the Guarantors in connection with the issuance and sale of the Notes as herein contemplated shall be satisfactory in form and substance to the Initial Purchaser and counsel for the Initial Purchaser.

(k)                                 Termination of Agreement.  If any condition specified in this Section shall not have been fulfilled when and as required to be fulfilled, this Agreement may be terminated by the Initial Purchaser by notice to the Company and the Guarantors at any time at or prior to the Closing Time and such termination shall be without liability of any party to any other party except as provided in Section 4 and except that Sections 1, 7, 8, 9, 11, 12, 13, 14, 15 and the last sentence of 16 hereof shall survive any such termination and remain in full force and effect.

SECTION 6.                            Subsequent Offers and Resales of the Notes.

(a)                                 Offer and Sale Procedures.  The Initial Purchaser, the Company and the Guarantors hereby establish and agree to observe the following procedures in connection with the offer and sale of the Notes:

(i)                                     Offers and Sales.  Offers and sales of the Notes shall be made to such persons and in such manner as is contemplated in the Offering Memorandum.  The Initial Purchaser agrees that it will not offer, sell or deliver any of the Notes in any jurisdiction except under circumstances that will result in compliance with the applicable laws thereof, and that it will take at its own expense whatever action is required to permit its purchase and resale of the Notes in such jurisdictions.

(ii)                                  General Solicitation.  No General Solicitation that is not in the Additional Written Offering Communication other than a permitted General Solicitation listed on Schedule D hereto or those made with the prior written consent of the Initial Purchaser has been or will be used in the United States in connection with the offering or sale of the Notes.

(iii)                               Subsequent Purchaser Notification.  The Initial Purchaser will take reasonable steps to inform, and cause each of its Affiliates to take reasonable steps to inform, persons acquiring Notes from the Initial Purchaser or its Affiliates, as the case may be, in the United States that the Notes (A) have not been and will not be registered under the 1933 Act, (B) are being sold to them without registration under the 1933 Act in reliance on Rule 144A or in accordance with another exemption from registration under the 1933 Act, as the case may be, and (C) may not be offered, sold or otherwise transferred except (1) to the Company, or (2) inside the United States in accordance with (x) Rule 144A to a person whom the seller reasonably believes is a Qualified Institutional Buyer that is purchasing such Notes for its own account or for the account of a Qualified Institutional Buyer to whom notice is given that the offer, sale or transfer is being made in reliance on Rule 144A or (y) pursuant to another available exemption from registration under the 1933 Act; provided that such reasonable steps may include, but shall not be limited to, providing a copy of the Disclosure Package and Final Offering Memorandum, as amended and supplemented at the date of such delivery, to such persons acquiring Notes from the Initial Purchaser or its Affiliates in the United States.

(iv)                              Restrictions on Transfer.  The transfer restrictions and the other provisions set forth in the Offering Memorandum under the heading “Transfer Restrictions,” including the legends required thereby, shall apply to the Notes except as otherwise agreed by the Company and the Initial Purchaser.

(v)                                 Delivery of Disclosure Package and Final Offering Memorandum.  The Initial Purchaser will deliver to each purchaser of the Notes, in connection with its original distribution of the Notes, a copy of the Disclosure Package and Final Offering Memorandum, as amended and supplemented at the date of such delivery.

(b)                                 Covenants of the Company and the Guarantors.  The Company and each of the Guarantors covenant with the Initial Purchaser as follows:

(i)                                     Integration.  The Company and each of the Guarantors agrees that it will not and will cause its Subsidiaries not to, directly or indirectly, solicit any offer to buy, sell or make any offer or sale of, or otherwise negotiate in respect of, securities of the Company of any class if, as a result of the doctrine of “integration” referred to in Rule 502 under the 1933 Act, such offer or sale would render invalid (for the purpose of (i) the sale of the offered Notes by the Company to the Initial Purchaser, (ii) the resale of the offered Notes by the Initial Purchaser to Subsequent Purchasers or (iii) the resale of the offered Notes by such Subsequent Purchasers to others) the exemption from the registration requirements of the 1933 Act provided by Section 4(a)(2) thereof or by Rule 144A thereunder or otherwise).  The parties acknowledge and agree that the restrictions contained in this subsection shall also apply to Affiliates of the Company and each of the Guarantors, and the Company and the Guarantors shall be responsible for any and all breaches hereof by any such Affiliate.

(ii)                                  Rule 144A Information.  The Company agrees that, in order to render the offered Notes eligible for resale pursuant to Rule 144A under the 1933 Act, while any of the offered Notes remain outstanding, it will make available, upon request, to any holder of offered Notes or prospective purchasers of Notes the information specified in Rule 144A(d)(4), unless the Company furnishes information to the Commission pursuant to Section 13 or 15(d) of the Exchange Act or is exempt from reporting pursuant to Rule 12g3-2(b) under the 1934 Act.

(iii)                               Restriction on Repurchases.  Until the expiration of one year after the original issuance of the offered Notes, the Company will not, and will cause its Subsidiaries not to, resell any offered Notes which are “restricted securities” (as such term is defined under Rule 144(a)(3) under the 1933 Act), whether as beneficial owner or otherwise (except as agent acting as a securities broker on behalf of and for the account of customers in the ordinary course of business in unsolicited broker’s transactions). The parties acknowledge and agree that the restrictions contained in this subsection shall also apply to Affiliates of the Company and each of the Guarantors, and the Company and the Guarantors shall be responsible for any and all breaches hereof by any such Affiliate.

(c)                                  Qualified Institutional Buyer.  The Initial Purchaser represents and warrants to, and agrees with, the Company that it is a Qualified Institutional Buyer and an “accredited investor” within the meaning of Rule 501(a) under the 1933 Act (an “Accredited Investor”).

(d)                                 Resale Pursuant to Rule 144A.  The Initial Purchaser understands that the offered Notes have not been and will not be registered under the 1933 Act and may not be offered or sold within the United States or to, or for the account or benefit of, U.S. persons except pursuant to an exemption from the registration requirements of the 1933 Act.  The Initial Purchaser represents and agrees, that, except as permitted by Section 6(a) above, it has offered and sold Notes and will offer and sell Notes only in accordance with Rule 144A under the 1933 Act or another applicable exemption from the registration requirements of the 1933 Act.  The Initial Purchaser represents that it will sell the Notes to Persons that are or that it reasonably believes are Qualified Institutional Buyers that can make the representations set forth in the Offering Memorandum under the heading “Notice to Investors.”

(e)                                  Subsequent Opinion.  At the PTP Conversion Time, the Initial Purchaser shall have received the opinion, dated as of the PTP Conversion Time, of Dechert LLP, counsel for the Company and the Guarantors, in form and substance satisfactory to counsel for the Initial Purchaser with respect to such matters as the Initial Purchaser may reasonably request.  The “PTP Conversion Time” shall mean the time at, and date on, which the PTP Parent executes and delivers a supplemental indenture to the Indenture providing for it to become a party to the Indenture and a guarantor of the Notes.

SECTION 7.                            Indemnification.

(a)                                 Indemnification of the Initial Purchaser.  The Company and the Guarantors severally and jointly agree to indemnify and hold harmless the Initial Purchaser, its Affiliates, its partners, directors, officers, employees, selling agents, and each person, if any, who controls the Initial Purchaser within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act as follows:

(i)                                     against any and all loss, liability, claim, damage and expense whatsoever (including legal fees and other fees and expenses as reasonably incurred), arising out of any untrue statement or alleged untrue statement of material fact contained in the Preliminary Offering Memorandum, any Additional Written Offering Communication or General Solicitation, the Disclosure Package or the Final Offering Memorandum, or the omission or alleged omission therefrom of material fact required to be stated therein or necessary to make the statements therein not misleading or arising out of any untrue statement or alleged untrue statement of material fact included or incorporated by reference (A) in the Preliminary Offering Memorandum, any Additional Written Offering Communication or General Solicitation, the Disclosure Package or the Final Offering Memorandum (or any amendment or supplement thereto) or (B) in any materials or information provided to investors by, or with the approval of, the Company in connection with the marketing of the offering of the Notes (“Marketing Materials”), including any roadshow or investor presentations made to investors by the Company (whether in person or electronically), or the omission or alleged omission in the Preliminary Offering Memorandum, any Additional Written Offering Communication or General Solicitation, the Disclosure Package or the Final Offering Memorandum (or any amendment or supplement thereto) or in any Marketing Materials of material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading;

(ii)                                  against any and all loss, liability, claim, damage and expense whatsoever, as incurred, to the extent of the aggregate amount paid in settlement of any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or of any claim whatsoever based upon any such untrue statement or omission, or any such alleged untrue statement or omission, including the legal and other expenses reasonably incurred in investigating, preparing or defending against any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whatsoever based upon any untrue statement or omission; provided that subject to Section 7(d) below, any such settlement is effected with the written consent of the Company; and

(iii)                               against any and all expense whatsoever, including the fees and disbursements of counsel chosen by the Initial Purchaser, as reasonably incurred in investigating, preparing or defending against any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whatsoever based upon any such untrue statement or omission, or any such alleged untrue statement or omission, to the extent that any such expense is not paid under (i) or (ii) above;

provided, however, that this indemnity agreement shall not apply to any loss, liability, claim, damage or expense to the extent arising out of any untrue statement or omission or alleged untrue statement or omission made in reliance upon and in conformity with written information furnished to the Company by the Initial Purchaser or its counsel expressly for use in the Offering Memorandum or Disclosure Package, as set forth in Section 11 below.

(b)                                 Indemnification of Company, Guarantors and Directors and Controlling Persons. The Initial Purchaser agrees to indemnify and hold harmless the Company, each of the Guarantors, each of their respective directors and each person, if any, who controls the Company or any of the Guarantors within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act against any and all loss, liability, claim, damage and expense described in the indemnity contained in subsection (a) of this Section, as incurred, but only with respect to untrue statements or omissions, or alleged untrue statements or omissions, made in the Offering Memorandum or Disclosure Package in reliance upon and in conformity with written information furnished to the Company by the Initial Purchaser or its counsel expressly for use in the Offering Memorandum or Disclosure Package (as specifically described in Section 11, the “Information Limitation”); and, subject to the Information Limitation, will reimburse, as incurred, any reasonable and documented legal or other expenses incurred by the Company, each of the Guarantors, any such director or controlling person in connection with any such loss, claim, damage, liability or expense in respect thereof.

(c)                                  Actions against Parties; Notification.  Each indemnified party shall give written notice as promptly as reasonably practicable to each indemnifying party of any action commenced against it in respect of which indemnity may be sought hereunder, but failure to so notify an indemnifying party shall not relieve such indemnifying party from any liability hereunder to the extent it is not materially prejudiced as a result thereof and in any event shall not relieve it from any liability which it may have otherwise than on account of this indemnity agreement.  In the case of parties indemnified pursuant to Section 7(a) above, counsel to the indemnified parties shall be selected by the Initial Purchaser, and, in the case of parties indemnified pursuant to Section 7(b) above, counsel to the indemnified parties shall be selected by the Company.  An indemnifying party may participate at its own expense in the defense of any such action; provided, however, that counsel to the indemnifying party shall not (except with the consent of the indemnified party) also be counsel to the indemnified party. In no event shall the indemnifying parties be liable for fees and expenses of more than one counsel (in addition to any local counsel) separate from their own counsel for all indemnified parties in connection with any one action or separate but similar or related actions in the same jurisdiction arising out of the same general allegations or circumstances.  No indemnifying party shall, without the prior written consent of the indemnified parties, settle or compromise or consent to the entry of any judgment with respect to any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whatsoever in respect of which indemnification or contribution could be sought under this Section 7 or Section 8 hereof (whether or not the indemnified parties are actual or potential parties thereto), unless such settlement, compromise or consent (i) includes an unconditional release of each indemnified party from all liability arising out of such litigation, investigation, proceeding or claim and (ii) does not include a statement as to or an admission of fault, culpability or a failure to act by or on behalf of any indemnified party.

(d)                                 Settlement Without Consent if Failure to Reimburse. If at any time an indemnified party shall have requested an indemnifying party to reimburse the indemnified party for fees and expenses of counsel, such indemnifying party agrees that it shall be liable for any settlement of the nature contemplated by Section 7(a)(ii) effected without its written consent if (i) such settlement is entered into more than 45 days after receipt by such indemnifying party of the aforesaid request, (ii) such indemnifying party shall have received notice of the terms of such settlement at least 30 days prior to such settlement being entered into and (iii) such indemnifying party shall not have reimbursed such indemnified party in accordance with such request prior to the date of such settlement.

SECTION 8.                            Contribution.

If the indemnification provided for in Section 7 hereof is for any reason unavailable to or insufficient to hold harmless an indemnified party in respect of any losses, liabilities, claims, damages or expenses referred to therein, then each indemnifying party shall contribute to the aggregate amount of such losses, liabilities, claims, damages and expenses incurred by such indemnified party, as incurred, (i) in such proportion as is appropriate to reflect the relative benefits received by the Company and the Guarantors on the one hand and the Initial Purchaser on the other hand from the offering of the Notes pursuant to this Agreement or (ii) if the allocation provided by clause (i) is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Company and the Guarantors on the one hand and of the Initial Purchaser on the other hand in connection with the statements or omissions which resulted in such losses, liabilities, claims, damages or expenses, as well as any other relevant equitable considerations.

The relative benefits received by the Company and the Guarantors on the one hand and the Initial Purchaser on the other hand in connection with the offering of the Notes pursuant to this Agreement shall be deemed to be in the same respective proportions as the total net proceeds from the offering of the Notes pursuant to this Agreement (as calculated by deducting discounts and commissions but before deducting expenses) received by the Company, on the one hand, and the total underwriting discount and commissions received by the Initial Purchaser, on the other hand, bear to the total price to the public of the Notes, in each case as set forth on the cover of the Final Offering Memorandum.

The relative fault of the parties shall be determined by reference to, among other things, whether any such untrue or alleged untrue statement of material fact or omission or alleged omission of a material fact relates to information supplied by the Company or any of the Guarantors or by the Initial Purchaser and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission or alleged statement or omission.

The Company, each of the Guarantors and the Initial Purchaser agree that it would not be just and equitable if contribution pursuant to this Section 8 were determined by pro rata or per capita allocation or by any other method of allocation which does not take account of the equitable considerations referred to above in this Section 8.  The aggregate amount of losses, liabilities, claims, damages and expenses incurred by an indemnified party and referred to above in this Section 8 shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in investigating, preparing or defending against any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whatsoever based upon any such untrue or alleged untrue statement or omission or alleged omission.

Notwithstanding the provisions of this Section 8, the Initial Purchaser shall not be required to contribute any amount in excess of the underwriting discount received by the Initial Purchaser in connection with the Notes purchased by it.

No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the 1933 Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

For purposes of this Section 8, each director, officer and employee of the Initial Purchaser, and each person, if any, who controls the Initial Purchaser within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act and the Initial Purchaser’s Affiliates, partners and selling agents shall have the same rights to contribution as the Initial Purchaser, and each director of the Company, each director of each of the Guarantors, and each person, if any, who controls the Company or any of the Guarantors within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act shall have the same rights to contribution as the Company and each of the Guarantors.

SECTION 9.                            Representations, Warranties and Agreements to Survive Delivery.  All representations, warranties and agreements contained in this Agreement or in certificates of officers of the Company or any of its Subsidiaries submitted pursuant hereto, shall remain operative and in full force and effect, regardless of any (i) investigation made by or on behalf of the Initial Purchaser or its Affiliates or selling agents, any person controlling the Initial Purchaser, its officers or directors, or by or on behalf of the Company and (ii) delivery of and payment for the Notes.

SECTION 10.                     Termination of Agreement.

(a)                                 Termination; General.  The Initial Purchaser may terminate this Agreement, by written notice to the Company, at any time at or prior to the Closing Time, (i) if there has been, since the time of execution of this Agreement or since the respective dates as of which information is given in the Offering Memorandum or the Disclosure Package, any material adverse change in the condition, financial or otherwise, or in the earnings or business affairs or business prospects of the Company and its Subsidiaries considered as one enterprise, whether or not arising in the ordinary course of business, or (ii) if there has occurred any material adverse change in the financial markets in the United States, any outbreak of hostilities or escalation thereof or other calamity or crisis or any change or development involving a prospective change in national or international political, financial or economic conditions, including without limitation as a result of terrorist activities, in each case the effect of which is such as to make it, in the judgment of the Initial Purchaser, impracticable or inadvisable to market the Notes or to enforce contracts for the sale of the Notes, or (iii) if trading in any securities of the Company has been suspended or materially limited by the Commission or the Nasdaq Global Market, or if trading generally on NYSE MKT LLC or the New York Stock Exchange or in the Nasdaq Global Market has been suspended or materially limited, or minimum or maximum prices for trading have been fixed, or maximum ranges for prices have been required, by any of said exchanges or by such system or by order of the Commission, the Financial Industry Regulatory Authority, Inc. or any other governmental authority, or (iv) a material disruption has occurred in commercial banking or securities settlement or clearance services in the United States, or (v) if a banking moratorium has been declared by either U.S. federal or New York State authorities.

(b)                                 Liabilities.  If this Agreement is terminated pursuant to this Section, such termination shall be without liability of any party to any other party except as provided in Section 4 hereof, and, provided that Sections 1, 7, 8, 9, 11, 12, 13, 14, 15 and the last sentence of Section 16 shall survive such termination and remain in full force and effect.

SECTION 11.                     Information Supplied by Initial Purchaser.  The Company and the Guarantors each acknowledge that, for purposes of Section 1(a)(i) and Section 7, the only information that the Initial Purchaser or its counsel has furnished to the Company specifically for use in the Offering Memorandum and the Disclosure Package are the statements: (i) the name of the Initial Purchaser on the cover page of the Offering Memorandum, and (ii) the statements set forth under the heading “Plan of Distribution”, the second sentence in the seventh paragraph after the Initial Purchaser Allocation Table, and third, fourth and fifth sentences in the eleventh paragraph after the Initial Purchaser Allocation Table.

SECTION 12.                     Notices.  All notices and other communications hereunder shall be in writing and shall be deemed to have been duly given if mailed or transmitted by any standard form of telecommunication. Notices to the Initial Purchaser shall be directed to Sandler O’Neill + Partners, L.P., at 1251Avenue of the Americas, 6th Floor, New York, New York 10020, with copies, which shall not constitute notice, to Hogan Lovells US LLP, Columbia Square, 555 Thirteenth Street, N.W., Washington, DC 20004, attention of Daniel Keating; notices to the Company shall be directed to it at CIFC Corp., 250 Park Avenue, 4th Floor, New York, New York 10177, attention of General Counsel, with copies to Dechert LLP, 1095 Avenue of the Americas, New York, New York 10036, attention of Richard Goldberg, Esq. (or in any case to such other address as the person to be notified may have requested in writing).

SECTION 13.                     Parties.  This Agreement shall inure to the benefit of and be binding upon the Initial Purchaser, the Company, the Guarantors and their respective successors.  Nothing expressed or mentioned in this Agreement is intended or shall be construed to give any person, firm or corporation, other than (a) the Initial Purchaser, its Affiliates, its partners, directors, officers, employees, selling agents and controlling persons and their respective successors and (b) the Company, the Guarantors, their directors and controlling persons and their respective successors referred to in Sections 7 and 8 and their heirs and legal representatives, any legal or equitable right, remedy or claim under or in respect of this Agreement or any provision herein contained.  This Agreement and all conditions and provisions hereof are intended to be for the sole and exclusive benefit of the Initial Purchaser, the Company, the Guarantors and their respective successors, and said Affiliates, partners, selling agents, controlling persons and officers and directors and their heirs and legal representatives, and for the benefit of no other person, firm or corporation.  No purchaser of Notes from the Initial Purchaser shall be deemed to be a successor by reason merely of such purchase.

SECTION 14.                     No Fiduciaries.  The Company and each of the Guarantors acknowledges and agrees that (i) the purchase and sale of the Notes pursuant to this Agreement, including the determination of the offering price of the Notes and any related discounts and commissions, is an arm’s-length commercial transaction between the Company and the Guarantors, on the one hand, and the Initial Purchaser, on the other hand, (ii) in connection with the offering contemplated hereby and the process leading to such transaction the Initial Purchaser is and has been acting solely as a principal and is not the agent or fiduciary of the Company, any of the Guarantors, or any of their respective shareholders, creditors, employees or any other third party, (iii) the Initial Purchaser has not assumed or will not assume an advisory or fiduciary responsibility in favor of the Company or any of the Guarantors with respect to the offering contemplated hereby or the process leading thereto (irrespective of whether the Initial Purchaser has advised or is currently advising the Company or any of the Guarantors on other matters) and the Initial Purchaser has no obligation to the Company or any of the Guarantors with respect to the offering contemplated hereby except the obligations expressly set forth in this Agreement, (iv) the Initial Purchaser and its Affiliates may be engaged in a broad range of transactions that involve interests that differ from those of the

Company and each of the Guarantors, and (v) the Initial Purchaser has not provided any legal, accounting, regulatory or tax advice with respect to the offering contemplated hereby and the Company and each of the Guarantors has consulted its own legal, accounting, regulatory and tax advisors to the extent it deemed appropriate.

SECTION 15.                     GOVERNING LAW AND TIME.  THIS AGREEMENT AND ANY CLAIM, CONTROVERSY OR DISPUTE ARISING UNDER OR RELATED TO THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF, THE STATE OF NEW YORK WITHOUT REGARD TO ITS CHOICE OF LAW PROVISIONS (OTHER THAN SECTION 5-1401 OF THE GENERAL OBLIGATIONS LAW OF NEW YORK). SPECIFIED TIMES OF DAY REFER TO NEW YORK CITY TIME.

SECTION 16.                     Consent to Jurisdiction.  Each of the parties hereto agrees that any legal suit, action or proceeding arising out of or based upon this Agreement or the transactions contemplated hereby (“Related Proceedings”) shall be instituted in (i) the federal courts of the United States of America located in the City and County of New York, Borough of Manhattan or (ii) the courts of the State of New York located in the City and County of New York, Borough of Manhattan (collectively, the “Specified Courts”), and irrevocably submits to the exclusive jurisdiction (except for proceedings instituted in regard to the enforcement of a judgment of any Specified Court (a “Related Judgment”), as to which such jurisdiction is non-exclusive) of the Specified Courts in any such suit, action or proceeding. Service of any process, summons, notice or document by mail to such party’s address set forth above shall be effective service of process for any suit, action or proceeding brought in any Specified Court. Each of the parties hereto irrevocably and unconditionally waives any objection to the laying of venue of any suit, action or proceeding in the Specified Courts and irrevocably and unconditionally waive and agree not to plead or claim in any Specified Court that any such suit, action or proceeding brought in any Specified Court has been brought in an inconvenient forum.

SECTION 17.                     General Provisions.  This Agreement constitutes the entire agreement of the parties to this Agreement and supersedes all prior written or oral and all contemporaneous oral agreements, understandings and negotiations with respect to the subject matter hereof. This Agreement may be executed in two or more counterparts, each one of which shall be an original, but all of which together shall constitute one and the same instrument.  The exchange of copies of this Agreement and of signature pages by facsimile or other electronic means shall constitute effective execution and delivery of this Agreement by the parties hereto and may be used in lieu of the original signature pages to this Agreement for all purposes.  This Agreement may not be amended or modified unless in writing by all of the parties hereto, and no condition herein (express or implied) may be waived unless waived in writing by each party whom the condition is meant to benefit.  The Article and Section headings herein are for convenience only and shall not affect the construction hereof.

[Signature Page Follows]

If the foregoing is in accordance with your understanding of our agreement, please sign and return to the Company a counterpart hereof, whereupon this instrument, along with all counterparts, will become a valid and legally binding agreement between the Initial Purchaser, the Company and each the Guarantors in accordance with its terms.

Very truly yours,

CIFC CORP.

By:	/s/ Julian Weldon
Name: Julian Weldon
Title: Authorized Signatory

[Signature Page to Purchase Agreement]

CIFC CAPITAL HOLDCO LLC

/s/ Julian Weldon
Name: Julian Weldon
Title: Authorized Signatory

DEERFIELD & COMPANY LLC

/s/ Julian Weldon
Name: Julian Weldon
Title: Authorized Signatory

DEERFIELD CAPITAL MANAGEMENT LLC

/s/ Julian Weldon
Name: Julian Weldon
Title: Authorized Signatory

CIFC ASSET MANAGEMENT ESA LLC

/s/ Julian Weldon
Name: Julian Weldon
Title: Authorized Signatory

CIFC ASSET MANAGEMENT KSA LLC

/s/ Julian Weldon
Name: Julian Weldon
Title: Authorized Signatory

CIFC PRIVATE DEBT ADVISERS LLC

/s/ Julian Weldon
Name: Julian Weldon
Title: Authorized Signatory

CIFC ASSET MANAGEMENT HOLDINGS LLC

/s/ Julian Weldon
Name: Julian Weldon
Title: Authorized Signatory

[Signature Page to Purchase Agreement]

CIFC ASSET MANAGEMENT LLC

/s/ Julian Weldon
Name: Julian Weldon
Title: Authorized Signatory

COLUMBUS NOVA CREDIT INVESTMENTS MANAGEMENT, LLC

/s/ Julian Weldon
Name: Julian Weldon
Title: Authorized Signatory

CYPRESSTREE INVESTMENT MANAGEMENT, LLC

/s/ Julian Weldon
Name: Julian Weldon
Title: Authorized Signatory

CIFC MASTER FUND ADVISER LLC

/s/ Julian Weldon
Name: Julian Weldon
Title: Authorized Signatory

CIFC HOLDINGS II LLC

/s/ Julian Weldon
Name: Julian Weldon
Title: Authorized Signatory

CIFC CLO CO-INVESTMENT FUND GP LLC

/s/ Julian Weldon
Name: Julian Weldon
Title: Authorized Signatory

CIFC CLO CO-INVESTMENT FUND II GP LLC

/s/ Julian Weldon
Name: Julian Weldon
Title: Authorized Signatory

[Signature Page to Purchase Agreement]

CIFC PARTHENON LOAN FUNDING GP LLC

/s/ Julian Weldon
Name: Julian Weldon
Title: Authorized Signatory

CIFC CLO WAREHOUSE FUND GP LLC

/s/ Julian Weldon
Name: Julian Weldon
Title: Authorized Signatory

CIFC SENIOR SECURED CORPORATE LOAN FUND GP, LLC

/s/ Julian Weldon
Name: Julian Weldon
Title: Authorized Signatory

CIFC TACTICAL INCOME FUND GP LLC

/s/ Julian Weldon
Name: Julian Weldon
Title: Authorized Signatory

CIFC HOLDINGS III LLC

/s/ Julian Weldon
Name: Julian Weldon
Title: Authorized Signatory

CIFC MASTER FUND LP

/s/ Julian Weldon
Name: Julian Weldon
Title: Authorized Signatory

CIFC LLC

/s/ Julian Weldon
Name: Julian Weldon
Title: Authorized Signatory

[Signature Page to Purchase Agreement]

CIFC HOLDINGS III MEMBER LLC

/s/ Julian Weldon
Name: Julian Weldon
Title: Authorized Signatory

CIFC MEMBER LLC

/s/ Julian Weldon
Name: Julian Weldon
Title: Authorized Signatory

CIFC CLO OPPORTUNITY FUND GP LTD.

/s/ Julian Weldon
Name: Julian Weldon
Title: Authorized Signatory

[Signature Page to Purchase Agreement]

CONFIRMED AND ACCEPTED,
as of the date first above written:

SANDLER O’NEILL + PARTNERS, L.P.

As the Initial Purchaser,

By:	Sandler O’Neill & Partners Corp.
the sole general partner

By:	/s/ Robert A. Kleinert
Name: Robert A. Kleinert
Title: An Officer of the Corporation

[Signature Page to Purchase Agreement]